Exhibit 99.2

United Community Banks, Inc. Investor PresentationSecond Quarter 2011 Rex S. Schuette EVP & CFOrex_schuette@ucbi.com (706) 781-2266 David P. Shearrow EVP & CRO Jimmy C. Tallent President & CEO

This presentation contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc.'s Annual Report filed on Form 10-K with the Securities and Exchange Commission. 2 Cautionary Statement

This presentation also contains non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include the following: net interest margin - pre credit, core net interest margin, core net interest revenue, core fee revenue, core operating expense, core earnings, net operating (loss) income and net operating (loss) earnings per share, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk-weighted assets. The most comparable GAAP measures to these measures are: net interest margin, net interest revenue, fee revenue, operating expense, net (loss) income, diluted (loss) earnings per share and equity to assets. Management uses these non-GAAP financial measures because we believe it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. For a reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures, please refer to the 'Non-GAAP Reconcilement Tables' at the end of the Appendix of this presentation. Non-GAAP Measures 3

Highlights Second Quarter Returned to profitabilityCompletion of Bulk Loan SaleConversion of Preferred Stock and Reverse Stock SplitCredit Quality Continues to ImproveCustomer service and core deposits 4

LOAN PORTFOLIO & CREDIT QUALITY 5

Proactively Addressing Credit Environment

6

- **Structure**
  - *Centralized underwriting and approval process*
  - *Segregated work-out teams*
  - *Highly skilled ORE disposition group*
  - *Seasoned regional credit professionals*
- **Process**
  - *Continuous external loan review*
  - *Intensive executive management involvement:*
    - Weekly past due meetings
    - Weekly NPA/ORE meetings
    - Quarterly criticized watch loan review meetings
    - Quarterly pass commercial and CRE portfolio review meetings
  - *Internal loan review of new credit relationships*
- **Policy**
  - *Ongoing enhancements to credit policy*
  - *Periodic updates to portfolio limits*

Member FDIC | **ucbi.com**
Copyright © 2011 United Community Banks, Inc.

United Community Banks.

North Georgia Atlanta MSA Western North Carolina Coastal Georgia Gainesville MSA East Tennessee East 0.37 0.28 0.15 0.07 0.07 0.06 Geographic Diversity Commercial Residential Mortgage Residential Construction Installment East 0.56 0.28 0.13 0.03 Loan Portfolio (total $4.16 billion) $ in millions 7

Atlanta MSA North Georgia Western North Carolina Coastal Georgia Gainesville MSA East Tennessee East 0.38 0.3 0.09 0.09 0.08 0.06 Commercial Construction Owner-Occupied Income Producing C & I East 0.08 0.46 0.28 0.18 Geographic Diversity Commercial Loans (total $2.36 billion) $ in millions 8 Owner Occupied Income Producing C & I Comm Constr Avg Loan Size (,000) 390 628 83 487

58% owner-occupiedSmall business, doctors, dentists, attorneys, CPAs$12 million project limitAverage Loan Size -$453 Composite CRE -$390 Owner Occupied -$628 Income Producing Portfolio Characteristics Commercial Real Estate (by loan type) 9

Average loan size: $487k Portfolio Characteristics Commercial Construction (by loan type) 10

North Georgia Western North Carolina Atlanta MSA Eastern Tennessee Coastal Georgia Gainesville MSA East 0.41 0.26 0.14 0.07 0.07 0.06 Mortgage Home Equity East 0.87 0.31 Geographic Diversity Avg loan size: $44k Avg loan size: $93k Origination CharacteristicsNo broker loansNo sub-prime / Alt-APolicy Max LTV: 80-85%51% of HE Primary Lien Residential Mortgage (total $1.18 billion) $ in millions 11

North Georgia Western North Carolina Atlanta MSA Coastal Georgia Gainesville MSA Eastern Tennessee East 0.49 0.19 0.19 0.05 0.05 0.03 Geographic Diversity Developing Average Loan Size Lot Spec Sold Developing Raw East 0.44 0.14 0.08 0.22 0.12 Construction Land Residential Construction (total $.50 billion) $ in millions 12

Residential Construction - Total Company 13

14 Residential Construction - North Georgia 14

Residential Construction - Atlanta MSA 15

Credit Quality 16

Quarterly NPL Inflows and Default Rates Since 2009 Quarterly Default Rate Com. Construction Resi. Mortgage Resi Construction Consumer Commercial Com. RE Total NPLs ($mm) 76.7% Decline from Peak NPL Inflows ($mm) Quarterly Default Rate 81.4% Decline from Peak NPL Inflow Trends 17

Net Charge-offs by Loan Category 18

Net Charge-offs by Market 19

NPAs by Loan Category and Market 20

FINANCIAL RESULTS 21 Financial Review

Core Earnings Summary 22

Core margin changes -Flat with 1Q11 -19 bps vs. 2Q10Maintained loan pricing Lowered core & CD pricing2Q Excess liquidity - lowered Margin by 76 bps and 49 bps in Q1 NIM Characteristics 2Q10 3Q10 4Q10 1Q11 2Q11 Net Interest Margin 0.036 0.0357 0.0358 0.0341 0.0341 0.0064 0.0056 0.0047 0.0047 0.003 3.87% 3.71% NIM NIM - Core Credit(1)(2) (1) Adds back interest reversals on classified performing loans included in bulk loan sale - Q1 2011(2) Excluding impact of nonaccrual loans, OREO and interest reversals 4.24% 4.13% 4.05% 4.37% 4.47% Net Interest Margin 23

2Q10 3Q10 4Q10 1Q11 2Q11 Lost Interest on C/Os 0.002 0.002 0.0017 0.0019 0.0018 Nonaccrual/OREO 0.0025 0.0022 0.0019 0.0016 0.0007 Interest Reversals 0.0019 0.0014 0.0011 0.0011 0.0005 Credit CostsImpacting Margin Lost Interest on C/Os Interest Reversals Carry Cost of NPAs Margin - Credit Costs 24 Historically 8 to 12 bpsCredit costs - significantly lowerCost 2Q11 vs. Historical - 18 bps (annual earnings impact of $12.4 million)1 bps = $690K NIR(1) Excludes bulk loan sale impact of 11 bps ..64% ..47% ..46% ..30% ..56% (1)

Demand & NOW MMDA & Sav. Time <$100k Time >$100k Public Funds Brokered East 1620 1174 1503 936 649 301 Deposit Mix (total $6.2 billion) 25 2Q11$6.2B 4Q08$7.0B Demand & NOW MMDA & Sav. Time <$100k Time >$100k Public Funds Brokered East 1457 630 1945 1336 842 793

New Loans Funded - Category & Market (quarter) 26

Core Deposit Growth - Category & Market (quarter) 27

Fee Revenue - Core 28

Operating Expenses - Core 29

Net Operating Loss - From Continuing Operations 30

Net Income (Loss) 31

Capital Ratios 32

APPENDIX 33

Assets $7.4 BillionDeposits $6.2 Billion Banks 27Offices 106 United at a Glance 34

Experienced Proven Leadership Joined Years in UCBI BankingJimmy Tallent President & CEO 1984 37Guy Freeman Chief Operating Officer 1992 53Rex Schuette Chief Financial Officer 2001 34David Shearrow Chief Risk Officer 2007 30Glenn White President, Atlanta Region 2007 37Craig Metz Marketing 2002 19Bill Gilbert Retail Banking 2000 35 35

Business and Operating Model

36

"Community bank service, large bank resources"

- **Twenty-seven "community banks"**
  - *Local CEOs with deep roots in their communities*
  - *Resources of $7.4 billion bank*
- **Service is point of differentiation**
  - *#1 in Customer Satisfaction according to Customer Service Profiles*
  - *J.D. Power Customer Service Champion*
    - ✓ Recognized 40 companies in the U.S.
    - ✓ Only bank to be recognized
  - *Golden rule of banking*
    - ✓ "The Bank That SERVICE Built"
  - *Ongoing customer surveys*
    - ✓ 95% satisfaction rate in 2011
- **Strategic footprint with substantial banking opportunities**
  - *Operates in a number of the more demographically attractive markets in the U.S.*
- **Disciplined growth strategy**
  - *Organic supported by de novos and selective acquisitions*

Member FDIC | ucbi.com
Copyright © 2011 United Community Banks, Inc.

United Community Banks.

Robust Demographics (fast growing markets) 37

1 FDIC deposit market share and rank as of 6/10 for markets where United takes deposits. Source: SNL and FDIC.2 Based on current quarter. Market Share Opportunities (excellent growth prospects) 38

Leading Demographics 39

Loans / Deposits - Liquidity 40

Wholesale Borrowings - Liquidity 41

Business Mix - Deposits (at quarter-end) 42

Geographic Diversity $ in millions 2Q 10 2Q 11 Atlanta MSA North Georgia Western North Carolina Gainesville MSA Coastal Georgia Eastern Tennessee 1Q11 1018 788 477 181 171 160 1Q10 918 697 440 167 144 124 Atlanta MSA North Georgia Western North Carolina Gainesville MSA Coastal Georgia Eastern Tennessee Core Transaction Deposits 43

Performing Classified Loans 44

Business Mix Loans (at quarter-end) 45

Loans - Markets Served (at quarter-end) 46

Business Mix Loans (at year-end) 47

Loans - Markets Served (at year-end) 48

(in millions) Lending - Credit Summary Legal lending limit $222House lending limit 20Project lending limit 12Top 25 relationships 41010.0% of total loansRegional credit review - Standard underwriting 49

NPAs by Loan Category, Market, and Activity 50

Net Charge-offs by Category and Market 51

Net Charge-offs by Category and Market Asset Disposition Plan as of March 31, 2011 52

Credit Quality - Bulk Loan Sale Summary as of March 31, 2011 53

NPA Sale in 2Q10 Sold $103 Million NPA's - With a $65 Million Capital Option and WarrantCompleted sale on April 30, 2010Accelerates disposition of the more illiquid assets 54

NPA Sale - Fair Value Accounting 2Q10 Fair Value Accounting - Warrant / Option to Purchase EquityIncrease to Capital Surplus - $39.8 millionPre-tax expense charge - $45.3 million; after-tax cost - $30.0 millionGAAP Capital +$9.8million - Slight Negative to "Regulatory Capital" (DTA) 55

Non-GAAP Reconciliation Tables 56

Non-GAAP Reconciliation Tables 57

Analyst Coverage 58

United Community Banks, Inc. Investor PresentationSecond Quarter 2011 Copyright 2011United Community Banks, Inc.All rights reserved. 59